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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-67113, 333-45447, 333-45449 and 333-91041) and on Form S-4 (File No. 333-50031).



ARTHUR ANDERSEN LLP
Houston, Texas
December 14, 1999